Page 7
                                                                      Exhibit 24


                                POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints DAVID LEVY and BROCK HATTOX, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a Registration Statement on Form S-8 for the $1.00 par value National Service Industries, Inc. Common Stock and plan interests to be offered in connection with the amended and restated National Service Industries, Inc. Long-Term Achievement Incentive Plan, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.






                                                         /s/ Thomas C. Gallagher
                                                        ------------------------
                                                             Thomas C. Gallagher






Dated:  April 5, 2000

                                                                      Exhibit 24


                                POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints DAVID LEVY and BROCK HATTOX, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a Registration Statement on Form S-8 for the $1.00 par value National Service Industries, Inc. Common Stock and plan interests to be offered in connection with the amended and restated National Service Industries, Inc. Long-Term Achievement Incentive Plan, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.





                                                              /s/ Bernard Marcus
                                                              ------------------
                                                                  Bernard Marcus






Dated:  April 5, 2000

                                                                          Page 9
                                                                      Exhibit 24


                                POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints DAVID LEVY and BROCK HATTOX, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a Registration Statement on Form S-8 for the $1.00 par value National Service Industries, Inc. Common Stock and plan interests to be offered in connection with the amended and restated National Service Industries, Inc. Long-Term Achievement Incentive Plan, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.






                                                                    /s/ Sam Nunn
                                                         -----------------------
                                                                        Sam Nunn






Dated:  April 5, 2000

Page 10
                                                                      Exhibit 24


                                POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints DAVID LEVY and BROCK HATTOX, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a Registration Statement on Form S-8 for the $1.00 par value National Service Industries, Inc. Common Stock and plan interests to be offered in connection with the amended and restated National Service Industries, Inc. Long-Term Achievement Incentive Plan, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.






                                                             /s/ Ray M. Robinson
                                                         -----------------------
                                                                 Ray M. Robinson






Dated:  April 5, 2000

                                                                         Page 11
                                                                      Exhibit 24


                                POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints DAVID LEVY and BROCK HATTOX, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a Registration Statement on Form S-8 for the $1.00 par value National Service Industries, Inc. Common Stock and plan interests to be offered in connection with the amended and restated National Service Industries, Inc. Long-Term Achievement Incentive Plan, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.






                                                           /s/ Herman J. Russell
                                                        ------------------------
                                                               Herman J. Russell






Dated:  April 5, 2000

Page 12
                                                                      Exhibit 24


                                POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints DAVID LEVY and BROCK HATTOX, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a Registration Statement on Form S-8 for the $1.00 par value National Service Industries, Inc. Common Stock and plan interests to be offered in connection with the amended and restated National Service Industries, Inc. Long-Term Achievement Incentive Plan, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.






                                                             /s/ Betty L. Siegel
                                                       -------------------------
                                                                 Betty L. Siegel






Dated:  April 5, 2000

                                                                         Page 13
                                                                      Exhibit 24


                                POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints DAVID LEVY and BROCK HATTOX, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a Registration Statement on Form S-8 for the $1.00 par value National Service Industries, Inc. Common Stock and plan interests to be offered in connection with the amended and restated National Service Industries, Inc. Long-Term Achievement Incentive Plan, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.






                                                        /s/ Kathy Brittain White
                                                  ------------------------------
                                                            Kathy Brittain White






Dated:  April 5, 2000

Page 14
                                                                      Exhibit 24


                                POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints DAVID LEVY and BROCK HATTOX, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a Registration Statement on Form S-8 for the $1.00 par value National Service Industries, Inc. Common Stock and plan interests to be offered in connection with the amended and restated National Service Industries, Inc. Long-Term Achievement Incentive Plan, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.






                                                           /s/ Barrie A. Wigmore
                                                       -------------------------
                                                               Barrie A. Wigmore






Dated:  April 5, 2000

                                                                         Page 15
                                                                      Exhibit 24


                                POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints DAVID LEVY and BROCK HATTOX, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a Registration Statement on Form S-8 for the $1.00 par value National Service Industries, Inc. Common Stock and plan interests to be offered in connection with the amended and restated National Service Industries, Inc. Long-Term Achievement Incentive Plan, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.






                                                               /s/ Neil Williams
                                                          ----------------------
                                                                   Neil Williams






Dated:  April 5, 2000